FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (Date of earliest event reported) April 9, 1997.


                       DCI Telecommunications, Inc.
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          (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155-41
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                      P.O. Box 320334, Fairfield, CT 06432
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                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (203) 259-7713

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      (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On April 9, 1997, DCI Telecommunications, Inc. entered into a Stock Purchase Agreement with CyberFax, Inc. (CFI) a Canadian corporation, whereby DCI acquired 20 shares of CFI Class A stock and 20,000 Shares of Class B capital stock which together represents 100% of all the outstanding shares of CFI. This was a stock for stock exchange, with DCI exchanging 400,000 shares of its common stock.

The Agreement also calls for DCI to infuse an immediate $25,000 as a capital infusion, and DCI has agreed to infuse up to an additional $575,000 into CFI as needed on a best-efforts basis.

The Stock Purchase and Sale Agreement is attached hereto and sets forth in detail the final agreement between the parties.

The persons from whom the CFI stock was acquired are:

               Donald Mactaggart
               Claude Dominique

The valuation was based on an arms length negotiation. There was no relationship between the above named persons and the registrant, its affiliates or its officers and directors. It is impracticable to provide the required financial statements with this Form 8K but the Company expects to file such financial statements within 60 days of this report.

Item 7. Financial Statements and Exhibits

               STOCK PURCHASE AND SALE AGREEMENT

AGREEMENT (this "Agreement") made and entered into this 9th day of April, 1997, by and between DCI Telecommunications, a Colorado corporation with an address of P.O. Box 320334, Fairfield, Connecticut, 06432-0334 ("PURCHASER" or "DCI") and CyberFax, Inc., a Canadian corporation with an address of 4144 Marlowe Avenue, Canada, H4A 3M2 ("CFI"), and Donald Mactaggart, an individual with an address of 4144 Marlowe Avenue, Canada, H4A 3M2, and Claude Dominique, an individual with an address of 2310 Ward Avenue, St. Laurent, Quebec, Canada H4M 2V5 (Mssrs. Mactaggart and Dominique are sometimes hereinafter jointly and severally, and collectively, called "SELLER").

WHEREAS, the SELLER desires to sell to the PURCHASER and the PURCHASER desires to purchase from the SELLER, all of the issued and outstanding stock of the SELLER.

WHEREAS, the Parties desire to evidence the Stock Purchase and Sales Agreement in a writing between them.

NOW, THEREFORE, for in consideration of the mutual agreements contained in this Agreement, the Parties agree as follows:

ARTICLE I - SALE AND PURCHASE OF SHARES OF CAPITAL STOCK OF THE SELLER; LOAN FROM THE PURCHASER TO THE SELLER

1.01 In consideration of the payment of Four Hundred Thousand (400,000) shares of Section 144 stock of DCI, hereinafter called the "Purchase Price", payable upon the terms and conditions provided herein, the SELLER shall sell to the PURCHASER and, the PURCHASER shall purchase from the SELLER 20 shares of the Class A capital stock of CFI, and 20,000 shares of the Class B capital stock of CFI, which the SELLER and CFI represent and warrant shall constitute at the Closing one hundred percent (100%) all of the authorized, issued and outstanding shares of CFI. The PURCHASER in reliance upon the representations, agreements and warranties of the SELLER and CFI contained herein, and subject to the terms and conditions of this Agreement, shall purchase such shares from the SELLER at the Closing for the Purchase Price as set forth above, which Purchase Price shall be payable at Closing or within the time it takes for the transfer agent to issue said shares.

1.02 SELLER shall provide at closing to PURCHASER, in accordance with generally accepted accounting principles, a balance sheet and profit and loss statement as of March 31, 1997, which is the operative date for adjustments under this Agreement.

1.03 PURCHASER, CFI and SELLER further agree that at Closing, PURCHASER shall advance Twenty-five Thousand Dollars ($25,000.00) as a capital infusion into CFI in order to enable CFI to undertake certain pilot trials with its products. PURCHASER agrees that following Closing, PURCHASER shall, on a best efforts basis, infuse up to Five Hundred Seventy-five Thousand Dollars ($575,000.00) to CFI as needed by CFI for its bona fide business purposes.

1.04 At Closing, each of the parties comprising SELLER shall enter into Employment Agreements in the form of Exhibit A attached hereto and herein incorporated by reference.

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.01 The SELLER represents and warrants to the PURCHASER as follows:

(a) Organization and Standing: CFI is a Corporation duly organized, validly existing and in good standing under the laws of Canada;

(b) Corporate Power and Authority: CFI has full power and authority to conduct its Business as presently conducted and is in compliance with all applicable laws. The SELLER and CFI each have full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. CFI has taken all actions required by law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all further actions necessary to carry out the transactions contemplated herein prior to Closing;

(c) Binding Effect: This Agreement, when executed, shall constitute a binding agreement of the SELLER and CFI and will be enforceable against the SELLER and CFI in accordance with its terms;

(d) Title to Property: The SELLER has good and marketable title to the outstanding capital shares of stock of CFI (ownership of SELLER consists of 20 shares of Class A stock and 20,000 shares of Class B stock) as of the execution date of this Agreement free and clear of any security interest, liens, claims, options or encumbrances and, will have such title at Closing. No other Party has any interest directly or indirectly in any of the shares in the corporate stock of CFI, and the SELLER and CFI will indemnify and hold the PURCHASER harmless from any loss, cost or expense arising out of any claims to the contrary. At the time of Closing, CFI will have good and marketable title to all of the equipment described on Schedule A attached hereto and made a part hereof, together with all accounts receivable, inventory, licenses, trademarks, fixtures, prepaid taxes, prepaid expenses, and notes receivable, free and clear of any security interest, liens, claims, liabilities, options or encumbrances;

(e) Litigation: There is no litigation, proceeding, material claim, investigation, or material unasserted claim which the SELLER or CFI believe is probable of assertion, pending or threatened, against or relating to CFI before any court, governmental authority or arbitration board and, there will be no such claims at time of Closing. Should any other claims be asserted against CFI subsequent to Closing which claims arose during a period of time prior to Closing, said claim shall be the responsibility of the SELLER and CFI and, the SELLER and CFI shall indemnify and hold the PURCHASER harmless therefrom;

(f) Liabilities at Closing: At the time of Closing: CFI will have no liabilities of any nature, except as set forth on Schedule B attached to this Agreement, whether accrued, absolute, contingent or otherwise, including without limitation, tax liability (due or to become due) and whether incurred in respect of or measured by CFI's income for any period prior to the date of Closing or arising out of transactions entered into or any state of facts existing prior to Closing. The SELLER and CFI represent and warrant that they do not know or have reasonable ground to know of any basis for the assertion against CFI as of the date of this Agreement of any liability of any nature or in any amount other than current trade payables or as set forth in said Schedule B, and the SELLER subsequent to the Closing shall save the PURCHASER harmless from all such obligations or liabilities, including trade payables in existence at Closing.

2.02 Survival of Representations and Warranties: The representations and warranties of the SELLER and CFI made in or pursuant to this Agreement shall survive and remain valid and enforceable beyond the date of execution and delivery of this Agreement and the Closing of the transactions contemplated herein. A claim for a SELLER's and/or CFI's breach of representations and warranties must be asserted in writing to the SELLER by the PURCHASER within four (4) years from the date of Closing or it shall lapse and become void.

ARTICLE III - COVENANTS OF THE SELLER AND THE PURCHASER

3.01 The SELLER and CFI covenants and agrees with the PURCHASER as follows::

(a) Power and Authority: The SELLER and CFI have full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. CFI has taken all actions required of CFI by applicable law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all actions necessary to carry out the transactions contemplated herein;

(b) Taxes: CFI shall prepare and file all proper and necessary Tax Returns for all applicable periods prior to the date of Closing. Following the Closing date, the PURCHASER shall assume the responsibility for filing those tax returns for all periods which end following the Closing with an appropriate adjustment of liability thereunder being made between the PURCHASER and CFI. The SELLER will furnish the PURCHASER which such information as is necessary to file said Returns which the SELLER has in its possession.

(c) Material Transactions: Between the date of this Agreement and the Closing, the SELLER will not cause CFI to enter into any material transaction other than in the ordinary course of Business, the SELLER will cause CFI to make no material changes in its condition (financial or otherwise) as shown and reflected on the pro-from a Closing date balance sheet other than changes occurring in the ordinary course of business, or as otherwise set forth in this Agreement;

(d) Conduct of Business Pending Closing: Between the date hereof and the Closing date, the SELLER will not, without the consent in writing of the PURCHASER, cause CFI to: (1) enter into any transaction other than in the ordinary course of business (except as provided elsewhere in this Agreement); (2) issue any shares of any class or any options; rights or warrants entitling the Holder thereof to purchase shares of any class of stock in CFI; (3) enter into any contracts which extend beyond the Closing date; (4) operate CFI other than in the normal course of business as it has been operated in the past; (5) sell any merchandise other than on normal sales terms or at discounts not usually employed by CFI in its day-to-day marketing or its usual periodic promotions.

3.02 The PURCHASER covenants and agrees with the SELLER as follows:

(a) Power and Authority: The PURCHASER has full power and authority to enter into this Contract and to carry out the transactions contemplated herein. The PURCHASER has taken all actions required of PURCHASER by applicable law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all actions necessary to carry out the transactions contemplated herein;

(b) Access to Information: After the Closing date, the PURCHASER agrees to cooperate with the SELLER and to grant to the SELLER information which may be necessary for the SELLER to have in relation to its period of ownership of CFI products for Tax Returns and other such purpose.

ARTICLE IV - CLOSING

4.01 Closing Date: The Closing of the transaction provided for under this Agreement shall take place on April 9, 1997 at the offices of DCI
Telecommunications, Inc. in Stratford, Connecticut, or at such other time and place as the Parties may designate by mutual agreement in writing.

4.02 Delivery of Documents at Closing:

(a)  At Closing, the SELLER will deliver to the PURCHASER the following:

(1) Certificates for 20 shares of Class A stock and 20,000 shares of Class B stock of CFI which will be one hundred percent (100%) of the outstanding capital stock of CFI at that time, duly endorsed for transfer to the PURCHASER, with proper state transfer tax stamps affixed, if any are required, at the expense of the SELLER;

(2) A copy of the Certificate of Incorporation of CFI, its By-Laws, Minute Books, Stock Book and Seal, all brought up to current condition as of the Closing Date;

(3) Certificate of Good Standing of CFI, duly authenticated by the Consumer and Corporate Affairs dated within seven (7) days of the Closing Date; and

(4) Counsel opinion and supporting documentation more specifically set forth in ARTICLE VII.

ARTICLE V - INDEMNIFICATION

5.01 Indemnification of SELLER: To the extent that CFI subsequent to the Closing is legally obligated to pay any obligations of any sort whatsoever, which obligations the PURCHASER is entitled to be indemnified against by the SELLER hereunder, SELLER shall indemnify and hold the PURCHASER harmless from and against any and all such liabilities, debts and claims that may be asserted against the PURCHASER. All rights and remedies granted in this Agreement to the PURCHASER shall not be exclusive of all other rights and remedies which the PURCHASER may have at law or in equity and, the PURCHASER may exercise all or any of such rights and remedies in any one or more times without being deemed to have waived any or all other rights and remedies which the PURCHASER may have in this manner. This indemnification extends to all losses, expenses, claims and liabilities, including all costs and expenses related thereto.

5.02 Notice of Claim for Indemnification: Either Party to this Agreement shall give prompt written notice to the other Party of the breach of any representation or warranty under this Agreement or the commencement of any action, suit or proceeding for which indemnification may be sought. In the event of an indemnification claim, the Party to be indemnified shall notify the other Party of any claim which the indemnifiable Party claims is the responsibility of the other Party in writing within twenty (20) days after the claim has been asserted and, the indemnifying Party shall either settle said claim or contest said claim at the indemnifier's sole cost and expense. The indemnified party may, if it so desires, at is sole cost and expense, select counsel of its choice to enter any appearance in any litigation although the control of said litigation shall remain under the control of the party ultimately responsible for the payment of the claim. In the case of claims for breach of warranty or misrepresentations (other than indemnifiable claims), claims of these breaches must be made in writing by the claiming party against the other Party hereto within ninety
(90) days after said breach of misrepresentations is discovered.

If the indemnifying party fails to assume the defense of a claim within a reasonable time, the indemnifiable party may assume such defense and the reasonable fees and expenses of its attorney will be covered by the indemnity provided for in this ARTICLE. No such action, suit or proceeding shall be compromised or settled in any manner which might adversely affect the interests of the indemnifying party without the prior written consent of such indemnifying party which shall not be unreasonably withheld. Notwithstanding anything in this Paragraph to the contrary, no such action, suit or proceeding shall be compromised or settled in any manner which might adversely affect the interests of the indemnifying party without the prior written consent of such indemnifying party which shall not be unreasonably withheld. Notwithstanding anything in this Paragraph to the contrary, the indemnifying party shall not, without the written consent of the indemnifiable party which shall not be unreasonably withheld:

(a) settle or compromise any action, suit or proceeding or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified party of a written release from all liability in respect of this action, suit or proceeding; or

(b) settle or compromise any action, suit or proceeding in any manner that may materially and adversely affect the indemnified party.

ARTICLE VI - RISK OF LOSS

6.01 Risk of Loss: The risk of loss or destruction of or damage to, said inventory, fixtures, equipment and real property from any cause whatsoever at all times on or subsequent to the execution of this document but before Closing shall be borne by the SELLER.

ARTICLE VII - COUNSEL OPINION

7.01 (a) At Closing, the PURCHASER will receive an opinion of counsel for the SELLER, dated as of the Closing date in form and substance reasonably satisfactory to the PURCHASE to the effect that CFI is a corporation duly organized, validly existing and in good standing under the laws of Canada, and all corporate and other proceedings required to be taken by or on the part of the SELLER to authorize it to carry out this Agreement and, to issue and deliver the documents called for hereunder and to transfer the stock in CFI have been duly and properly taken.

ARTICLE VIII-MISCELLANEOUS

8.01 Superseding of Prior Agreements: This Agreement supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement cannot be amended, changed or supplemented, except in writing signed by both of the Parties hereof.

8.02 Counterparts: This Agreement may be executed in several counterparts, each of which shall be deemed to be an original.

8.03 Notices: All notices to be given under or in connection with this Agreement, shall be in writing and deemed given when delivered personally or mailed by registered or certified mail, return receipt requested, to the parties at the addresses set forth in the Prologue to this Agreement, or at such other addresses as a party shall designate by like notice.

8.04 Assignment: Neither Party may assign this Agreement in whole or in part without the prior written consent of the other Party.

8.05 Governing Law: This Agreement shall be construed and enforced in all respects under and in accordance with the law of the State of Connecticut.

8.06 Binding Effect: This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors, heirs and assigns.

8.07 Headings: Headings as used in this Agreement are for convenience only and are not construed as having any substantive effect by way of limitation or otherwise.

8.08 Severability: If one (1) or more of the provisions of this Agreement shall, by any court or under any provision of law, be found to be void or unenforceable, the Agreement as a whole shall not be affected thereby, and the provision in question shall be replaced by an interpretation in conformity with law which comes closest to effecting the Parties' original intention.

8.09 Force Majeure: If, either Party hereto finds itself, in spite of ordinary care, unable, by reason of any event beyond its reasonable control, such as acts of government or sovereignty, war (whether declared or not), riot, insurrection, civil commotion, sabotage or other disturbances, accident, fire, flood, explosion or other similar cause, to carry out its obligations in whole or in part, it shall not be liable for such failure to fulfill or such delay in fulfilling its obligations hereunder to the extent they are affected by such effect. The parties so affected shall use its best efforts to avoid to remove such causes of non-performance and shall continue and resume the carrying out of its obligations with the utmost dispatch when such causes are removed.

8.10 Binding Effect: This Agreement shall be finding upon and shall inure to the benefit of the Parties hereto, their heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, the Parties have hereunto signed this Agreement the day and year first above written.

In the Presence of:                CyberFax, Inc.
                                   ("CFI")

S. Thomrasset                      By: Don Mactaggart
Witness                                Donald Mactaggart, its Chairman

E. Bordoul                         By: Claude Dominique
Witness                                Claude Dominique, its President

S. Thomrasset                          Donald Mactaggart
Witness                                Donald Mactaggart, Individually

E. Bordoul                             Claude Dominique
Witness                                Claude Dominique, individually

                                      (jointly and severally, and
                                       collectively, SELLER)

                                      DCI Telecommunications Inc.
                                      ("PURCHASER"  or "DCI")

Larry Shatsoff                        Joseph J. Murphy
Witness                               Joseph Murphy, its President

                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: April 18, 1997